                                                                    Exhibit 99.1


                    THE COSMETIC CENTER, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                   (Unaudited)
                              (Dollars in Thousands)

                                                              May 29,      December 26,
                                                               1999            1998
                                                              ---------      ---------
                                                             (unaudited)    (unaudited)
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                   $   6,328      $   6,430
  Accounts receivable, net                                        1,967          2,251
  Inventories                                                    52,453         78,553
  Prepaid expenses                                                  781            144
  Deferred tax asset                                                                 0


Total current assets                                             61,529         87,378

PROPERTY AND EQUIPMENT, NET                                       8,430         12,325

DEPOSITS AND OTHER ASSETS                                         1,361          1,440



GOODWILL, NET                                                     3,040          3,665
                                                              ---------      ---------

TOTAL ASSETS                                                  $  74,360      $ 104,808
                                                              ---------      ---------
                                                              ---------      ---------

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                            $   2,138      $  19,906
Accounts payable - Prestige                                                      6,000
  Accrued expenses and other                                      9,296         11,530
  Notes payable (current portion)                                32,776         42,617
Note Payable - Products Corp                                                       850
Note Payable - Prestige                                                         20,255
                                                              ---------      ---------
  Total current liabilities                                      44,210        101,158

LIABILITIES SUBJECT TO COMPROMISE                                45,213

NOTE PAYABLE - Products Corp                                                       850

LONG-TERM DEBT                                                        0              0

OTHER LONG-TERM LIABILITIES                                           8          1,158

SHAREHOLDERS' EQUITY:
  Class C common stock, $.01 par value; 40,000,000 shares
    authorized; 10,015,101 shares issued and outstanding            100            100
  Additional paid-in capital                                     41,357         41,284
  Retained earnings                                             (56,528)       (39,742)
                                                              ---------      ---------

TOTAL SHAREHOLDERS' EQUITY                                      (15,071)         1,642
                                                              ---------      ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $  74,360      $ 104,808
                                                              ---------      ---------
                                                              ---------      ---------

                   THE COSMETIC CENTER, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                   (Unaudited)
                             (Dollars in thousands)

                                               Month Ending   Five Months Ending
                                                  29-May            29-May
                                                   1999              1999
Net sales                                        $ 18,384          $ 67,232
                                                 --------          --------

Cost of sales including buying,
occupancy and distribution                         14,355            52,342

Selling, general and administrative expenses        6,789            29,692

Restructuring Costs                                   (33)               46
                                                 --------          --------

Total operating expenses                           21,111            82,080
                                                 --------          --------

Earnings (loss) from operations                    (2,727)          (14,848)

Interest expense                                     (380)           (1,977)

Other income, net                                      (3)               38
                                                 --------          --------

Earnings (loss) before income tax                  (3,110)          (16,787)
                                                 --------          --------

Income tax expense                                      0                 0
                                                 --------          --------

Net earnings (loss)                              $ (3,110)         $(16,787)
                                                 --------          --------
                                                 --------          --------